UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2020

THE TRADE DESK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37879	27-1887399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42 N. Chestnut Street

Ventura, CA 93001

(Address of principal executive offices) (Zip Code)

(805) 585-3434

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	TTD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends and restates the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on December 7, 2020.

Item 5.07Submission of Matters to a Vote of Security Holders.

The Trade Desk, Inc. (the “Company”) held its 2020 Special Meeting of Stockholders (the “Special Meeting”) on December 7, 2020. Since there were insufficient votes at the time of the Special Meeting to approve all of the required proposals, a proposal was submitted to stockholders to adjourn the Special Meeting to allow the Company additional time to solicit additional votes in favor of the other proposals (the “Adjournment Proposal”). The Adjournment Proposal is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 27, 2020.

The final voting results with respect to the Adjournment Proposal are set forth below.

Proposal 6. To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the meeting.

For	Against	Abstain
69,932,843	7,373,591	88,030

No other items were presented for stockholder approval at the Special Meeting.

Item 8.01Other Events.

On December 7, 2020, the Company issued a press release announcing that the Company’s 2020 Special Meeting of Stockholders was adjourned until 12:00 p.m. Pacific Time on December 22, 2020 at www.virtualshareholdermeeting.com/TTD2020SM in order to solicit additional votes.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)	The following exhibit is being filed herewith:

Exhibit No.	Description
99.1	Press release of The Trade Desk, Inc., dated December 7, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRADE DESK, INC. (Registrant)

Date: December 9, 2020
	By:	/s/ Blake J. Grayson
Blake J. Grayson
Chief Financial Officer (Principal Financial and Accounting Officer)